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                                                                 Exhibit 23
                                                                 ----------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the use in this Registration Statement of The Forest Bank, LLC on Form S-1 of our report dated February 9, 2001, appearing in the Prospectus, which is part of this Registration Statement.


     We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                    /s/  Mengel, Metzger, Barr & Co. LLP



Rochester, New York
June 4, 2001